Doc. #148762 v.05
                                       15
                                Doc. #148762 v.05
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                       Federated Total Return Series, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[ X ]   No fee required.
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1.   Title of each class of securities to which transaction applies:

         2.   Aggregate number of securities to which transaction applies:

          3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4.   Proposed maximum aggregate value of transaction:

         5.   Total fee paid:

[  ]     Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------


FEDERATED TOTAL RETURN SERIES, INC.
federated limited duration fund
FEDERATED total return bond fund
FEDERATED ULTRASHORT BOND FUND
FEDERATED MORTGAGE FUND

Proxy Statement - Please Vote!

Time is of the ESSENCE...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! BE SURE TO COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY TO AVOID ADDITIONAL EXPENSE TO THE FUND.

Federated Total Return Series, Inc., will hold an annual meeting of shareholders on March 30, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposal and the process.

Why am I being asked to vote? Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

What issues am I being asked to vote on?
The proposals include the election of Directors and ratification of independent auditors.

Why are individuals recommended for election to the Board of Directors?
The Fund is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Fund's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Fund's powers, except those reserved only for shareholders.

Directors are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Fund, if applicable.

Why am I being asked to vote on the ratification of independent auditors?
The independent auditors conduct a professional examination of accounting documents and supporting data to render an opinion on the material fairness of the information. Because financial reporting involves discretionary decision making, the auditor's opinion is an important assurance to both the Fund and its investors.

The Board of Directors approved the selection of Ernst & Young LLP, long-time auditors of the Fund, for the current fiscal year and believes that the continued employment of this firm is in the Fund's best interests.

How do I vote my shares? You may vote in person at the annual meeting of shareholders or simply sign and return the enclosed Proxy Card. If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

You may also vote by telephone at 1-800-690-6903, or through the Internet at proxyvote.com. If you choose to help save the Fund time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

Who do I call if I have questions about the Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative.
  Federated's toll-free number is 1-800-341-7400.



-------------------------------------------------------------------------------
After careful consideration, the Board of Directors has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote for all proposals.

                                Doc. #148762 v.05
                                        2
                       FEDERATED TOTAL RETURN SERIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 30, 1999

     An annual meeting of the shareholders of Federated Ultrashort Bond Fund, Federated Total Return Bond Fund, Federated Mortgage Fund and Federated Limited Duration Fund, each portfolios (collectively, the "Portfolios") of Federated Total Return Series, Inc. (the "Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on March 30, 1999 to consider proposals:

     (1)   To elect seven Directors.

     (2)   To ratify the selection of the Fund's independent auditors.

     To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed January 12, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                         By Order of the Board of Directors,



                                         John W. McGonigle
                                         Secretary


January 25, 1999





--------------------------------------------------------------------------------
YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS

About the Proxy Solicitation and the Annual Meeting.....................

Election of Seven Directors.............................................

About the Election of Directors.........................................

Directors Standing for Election.........................................

Nominees Not Presently Serving as Directors.............................

Ratification of the Selection of the Independent Auditors...............

Information About the Fund..............................................

Proxies, Quorum and Voting at the Annual Meeting........................

Share Ownership of the Directors........................................

Director Compensation...................................................

Officers of the Fund....................................................

Other Matters and Discretion of Attorneys Named in the Proxy............

                                Doc. #148762 v.05
                                        3
                                   PRELIMINARY


                                 PROXY STATEMENT


                       FEDERATED TOTAL RETURN SERIES, INC.
                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Annual Meeting

     The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the "Board" or "Directors"), which presently consists of four portfolios or series: Federated Ultrashort Bond Fund, Federated Total Return Bond Fund, Federated Mortgage Fund and Federated Limited Duration Fund (collectively, the "Portfolios"). The proxies will be voted at the annual meeting of shareholders of the Fund to be held on March 30, 1999 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such annual meeting and any adjournment or postponement thereof are referred to as the "Annual Meeting").

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Fund or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Fund will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

     The purposes of the Annual Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Annual Meeting. Should other business properly be brought before the Annual Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about January 25, 1999, to shareholders of record at the close of business on January 12, 1999 (the "Record Date"). On the Record Date, the Fund had outstanding _________ shares of common stock, allocated among the Portfolios as follows:

                                                                   Shares of
                  Portfolio                                        Common Stock

                  Federated Ultrashort Bond Fund

                  Federated Total Return Bond Fund

                  Federated Mortgage Fund

                  Federated Limited Duration Fund

     The Fund's annual report, which includes audited financial statements for the fiscal year ended September 30, 1998, was previously mailed to shareholders. The Fund's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Fund's toll-free telephone number is 1-800-341-7400.

                    PROPOSAL #1: ELECTION OF SEVEN DIRECTORS

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, J. Christopher Donahue, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Directors of the Fund. Messrs. Bigley, Constantakis, Donahue, and Murray are presently serving as Directors. If elected by shareholders, Messrs. Cunningham, Mansfield and Walsh are expected to assume their responsibilities as Directors effective April 1, 1999. Please see "About the Election of Directors" below for current information about the Nominees.

     Messrs. Bigley, Murray and Donahue were appointed Directors on November 15, 1994, February 14, 1995 and March 23, 1995, respectively, also to fill vacancies resulting from the decision to expand the size of the Board. Mr. Constantakis was appointed a Director on February 23, 1998, to fill the vacancy created by the death of Mr. Gregor Meyer on November 2, 1997. Messrs. Cunningham, Mansfield and Walsh are being proposed for election as Directors to fill vacancies anticipated to result from the resignations of three current Directors. The anticipated resignations will not occur if Messrs. Cunningham, Mansfield and Walsh are not elected as Directors.

     All Nominees have consented to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors. Election of a Director is by a plurality of the votes cast by shareholders of the Fund at the Annual Meeting. The eight individuals receiving the greatest number of votes at the Annual Meeting will be deemed to be elected Directors.

     If any Nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Annual Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Annual Meeting. Any such substitute candidate for election as a Director who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Director who is not an "interested person" shall be made by a majority of the Directors who are not "interested persons" of the Fund. The Board has no reason to believe that any Nominee will become unavailable for election as a Director.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
              VOTE TO ELECT AS DIRECTORS THE NOMINEES FOR ELECTION
                      TO THE BOARD OF DIRECTORS OF THE FUND

About the Election of Directors

     When elected, the Directors will hold office during the lifetime of the Fund except that: (a) any Director may resign; (b) any Director may be removed by written instrument signed by at least two-thirds of the number of Directors prior to such removal; (c) any Director who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Directors; and (d) a Director may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Fund. In case a vacancy shall exist for any reason, the remaining Directors will fill such vacancy by appointment of another Director. The Directors will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Directors then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Directors holding office have been elected by the shareholders, the Directors then in office will call a shareholders' meeting for the purpose of electing Directors to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Directors.

     Set forth below is a listing of: (i) Directors  standing for election,  and
(ii) Nominees standing for election that are not presently serving as Directors, along with their addresses, birthdates, present positions with the Fund, if applicable, and principal occupations during the past five years:




Directors Standing for Election

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Director

     Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate:  September 3, 1938

Director

Formerly, Partner, Andersen Worldwide SC; Director or Trustee of the Funds.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Director and Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Fund.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Director

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.


Nominees Not Presently Serving as Directors

John F. Cunningham
353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943

Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (consulting organization to high technology and computer companies in the financial community); Director, EMC Corporation.

Charles F. Mansfield, Jr.
54 Pine Street
Garden City, NY

Birthdate:  April 10, 1945

Management consultant.

John S. Walsh
2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957

President, Heat Wagon, Inc., Manufacturers Products, Inc. ("MPI") and the Portable Heater Parts division of MPI (engineering, manufacturing and distribution of portable, temporary heating equipment) (1996-present); Director, Walsh & Kelly, Inc., asphalt road construction business; formerly, Vice President, Walsh & Kelly, Inc. (1984-1996).


       PROPOSAL #2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The 1940 Act requires that the Fund's independent auditors be selected by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund, and submitted for ratification or rejection at the next succeeding annual meeting of shareholders. The Board of the Fund, including a majority of its members who are not "interested persons" of the Fund, approved the selection of Ernst & Young LLP (the "Auditors") for the current fiscal year at a Board meeting held on November 17, 1998.

     The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the shareholders for ratification. Apart from their fees as independent auditors and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Fund or its investment adviser. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Fund's best interests.

     Representatives of the Auditors are not expected to be present at the Annual Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors will require the affirmative vote of a majority of the shares present and voting at the Annual Meeting.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
            SHAREHOLDERS RATIFY THE SELECTION OF INDEPENDENT AUDITORS



                           INFORMATION ABOUT THE FUND


Proxies, Quorum and Voting at the Annual Meeting


     Only shareholders of record on the Record Date will be entitled to vote at the Annual Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Annual Meeting will not revoke a proxy, a shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Annual Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

     In order to hold the Annual Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

     For purposes of determining a quorum for transacting business at the Annual Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

     If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Annual Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     As referred to in this Proxy Statement, "The Funds" or "Funds" includes the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund:  2-5  Years;  Federated  U.S.  Government  Securities  Fund:  5-10  Years;
Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash
Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds; and Trust for Financial Institutions.

Share Ownership of the Directors
Officers and Directors of the Fund own less than 1% of the Portfolios' and the Fund's outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Portfolios and the Fund: [INSERT 5% HOLDERS]

Director Compensation



                                      Aggregate
Name,                               Compensation
Position With                           From                                 Total Compensation Paid
Fund                                   Fund*#                                   From Fund Complex+
------------------------------------------------------------------------------------------------------------------

John F. Donahue                           $0               $0 for the Fund and
Chairman and Director                                      56 other investment companies in the Fund Complex

Thomas G. Bigley                        $337.10            $_______ for the Fund and
Director                                                   56 other investment companies in the Fund Complex

John T. Conroy, Jr.                     $370.85            $_______ for the Fund and
Director                                                   56 other investment companies in the Fund Complex

Nicholas P. Constantakis                $209.83            $0 for the Fund and
Director                                                   56 other investment companies in the Fund Complex

William J. Copeland                     $370.85            $_______ for the Fund and
Director                                                   56 other investment companies in the Fund Complex

J. Christopher Donahue                    $0               $0 for the Fund and
Director and Executive                                     56 other investment companies from the Fund Complex
     Vice President

James E. Dowd                           $370.85            $_______ for the Fund and
Director                                                   56 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.                 $337.10            $_______ for the Fund and
Director                                                   56 other investment companies in the Fund Complex

Edward L. Flaherty, Jr.                 $370.85            $_______ for the Fund and
Director                                                   56 other investment companies in the Fund Complex

Peter E. Madden                         $337.10            $_______ for the Fund and
Director                                                   56 other investment companies in the Fund Complex

John E. Murray, Jr.                     $337.10            $_______ for the Fund and
Director                                                   56 other investment companies in the Fund Complex

Wesley W. Posvar                        $337.10            $_______ for the Fund and
Director                                                   56 other investment companies in the Fund Complex

Marjorie P. Smuts                       $337.10            $_______ for the Fund and
Director                                                   56 other investment companies in the Fund Complex


* Information is furnished for the fiscal year ended September 30, 1998.

# The aggregate compensation is provided for the Fund which is comprised of four portfolios.

+The information is provided for the last calendar year.

     During the fiscal year ended September 30, 1998, there were four meetings of the Board of Directors. The interested Directors, other than Dr. Ellis, do not receive fees from the Fund. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Directors were reimbursed for expenses for attendance at Board of Directors meetings.

     Other than its Executive Committee, the Fund has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Directors in fulfilling its duties relating to the Fund's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Directors and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Fund's procedures for internal auditing, and reviewing the Fund's system of internal accounting controls.

     Messrs. Flaherty, Conroy, Copeland, and Dowd serve on the Audit Committee. These Directors are not interested Directors of the Fund. During the fiscal year ended September 30, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

Officers of the Fund

     The executive officers of the Fund are elected annually by the Board of Directors. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Fund and their principal occupations during the last five years are as follows:

John F. Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Director and Executive Vice President of the Fund.

Glen R. Johnson
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President

     Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Director and Executive Vice President

     President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Fund.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

     Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

     Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

     None of the Officers of the Fund received salaries from the Fund during the fiscal year ended September 30, 1998.

     Federated Securities Corp., a subsidiary of Federated Investors, Inc., is the principal distributor of the Fund's shares. Federated Securities Corp. receives no compensation from the Fund for its services.


          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Total Return Series, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

     No business other than the matters described above is expected to come before the Annual Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Annual Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.


     SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

                                John W. McGonigle
                                        Secretary

January 25, 1999

                       FEDERATED TOTAL RETURN SERIES, INC.

Investment Adviser
FEDERATED MANAGEMENT
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779




















Cusip
(_____/99)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Ultrashort Bond Fund, Federated Total Return Bond Fund, Federated Mortgage Fund and Federated Limited Duration Fund, each a portfolio of Federated Total Return Series, Inc. (the "Fund"), hereby appoint Patricia F. Conner, Gail Cagney, Susan M. Jones, and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on March 30, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FEDERATED TOTAL RETURN SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Proposal 1 To  elect  Thomas  G.  Bigley,  Nicholas  P.  Constantakis,  John  F.
     Cunningham, J. Christopher Donahue, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh as Directors of the Fund


                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    FOR ALL EXCEPT   [   ]

If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To ratify the selection of Ernst & Young LLP as the Fund's independent auditor

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]



                                              YOUR VOTE IS IMPORTANT
                                              Please complete, sign and return
                                              this card as soon as possible.
                                              mark with an X in the box.




                                              Dated


                                              Signature


                                              Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   You may also vote your shares by touchtone phone by calling 1-800-890-8903 or through the Internet at www.proxyvote.com